     THRESHOLD PHARMACEUTICALS, INC.
     POWER OF ATTORNEY

      Know all by these presents, that the undersigned hereby constitutes and appoints each of Harold E. Selick, Michael S. Ostrach and
David Southern signing singly, the undersigned's true and
 lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer and/or director
of Threshold Pharmaceuticals, Inc., a Delaware
corporation (the "Company"), Forms 3, 4, and 5
in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf
of the undersigned which may be necessary or desirable
to complete and execute any such Form 3, 4, or 5,
complete and execute any amendment or amendments thereto,
and timely file such form with the United States
Securities and Exchange Commission and any stock
exchange or similar authority; and

(3) take any other action of any type whatsoever
in connection with the foregoing which, in the opinion
of such attorney-in-fact, may be of benefit to,
in the best interest of, or legally required by,
the undersigned, it being understood that the documents
executed by such attorney-in-fact on behalf of the
undersigned pursuant to this Power of Attorney shall
be in such form and shall contain such terms and
conditions as such attorney-in-fact
may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein
granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with
full power of substitution or revocation, hereby ratifying
and confirming all that such attorney-in-fact, or
such attorney-in-fact's substitute or substitutes,
shall lawfully do or cause to be done by virtue of
this Power of Attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the
undersigned's responsibilities to comply with Section 16
of the Securities Exchange Act of 1934.

    This Power of Attorney shall remain in full
force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's
holdings of and transactions in securities issued by
the Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-fact.

    IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 8th day of August, 2006.

      /s/ Cathleen Phillips Davis
      Signature
          Cathleen Phillips Davis
      Print Name